UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2014

B/E AEROSPACE, INC.

(Exact name of registrant as specified in charter)

Delaware	0-18348	06-1209796
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414-2105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

The purpose of this Current Report on Form 8-K is solely to report the completion of the spin-off of KLX Inc. (“KLX”) that was previously reported in the Current Report on Form 8-K of B/E Aerospace, Inc. (“B/E Aerospace”) dated December 19, 2014 under Item 1.01 also under Item 2.01 and to file the pro forma financial information required in connection therewith.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 16, 2014, B/E Aerospace completed the previously announced spin-off of KLX by means of the transfer of its Consumables Management Segment businesses to KLX and the subsequent distribution to B/E Aerospace stockholders of all of the outstanding shares of KLX common stock (the “Spin-Off”). On December 15, 2014, B/E Aerospace entered into several agreements with KLX that govern the relationship of the parties following the Spin-Off, including a Separation and Distribution Agreement and a Tax Sharing and Indemnification Agreement.  A summary of the material terms of these agreements can be found in the Information Statement, dated November 26, 2014, filed as Exhibit 99.1 to this Current Report on Form 8-K, under “Certain Relationships and Related Party Transactions—Agreements with B/E Aerospace Related to the Spin-Off,” which summary is incorporated herein by reference.  The summary is qualified in its entirety by reference to the Separation and Distribution Agreement and Tax Sharing and Indemnification Agreement, filed as Exhibits 2.1 and 10.1, respectively, hereto, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b)           Pro forma financial information.

The following Unaudited Pro Forma Consolidated Financial Statements of B/E Aerospace are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•                  Unaudited Pro Forma Consolidated Income Statements for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011 and the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014.

(d)           Exhibits

Exhibit Number	Exhibit Description
2.1

Separation and Distribution Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 2.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

10.1

Tax Sharing and Indemnification Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 10.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

99.1

Information Statement of KLX Inc., dated November 26, 2014 (incorporated by reference to Exhibit 99.1 to KLX Inc.’s Amendment No. 4 to Registration Statement on Form 10 dated November 26, 2014, filed with the Securities and Exchange Commission on November 26, 2014 (File No. 001-36610)).

99.2

Unaudited Pro Forma Consolidated Income Statements for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011 and Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 22, 2014

B/E AEROSPACE, INC.

By:	/s/ Joseph T. Lower
Name: Joseph T. Lower
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Event Description
2.1

Separation and Distribution Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 2.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

10.1

Tax Sharing and Indemnification Agreement, dated as of December 15, 2014, by and between KLX Inc. and B/E Aerospace, Inc. (incorporated by reference to Exhibit 10.1 to KLX Inc.’s Current Report on Form 8-K dated December 19, 2014, filed with the Securities and Exchange Commission on December 19, 2014 (File No. 001-3661))

99.1

Information Statement of KLX Inc., dated November 26, 2014 (incorporated by reference to Exhibit 99.1 to KLX Inc.’s Amendment No. 4 to Registration Statement on Form 10 dated November 26, 2014, filed with the Securities and Exchange Commission on November 26, 2014 (File No. 001-36610)).

99.2

Unaudited Pro Forma Consolidated Income Statements for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011 and Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014.